UNITED STATES
SECURITIES AND EXCHANGE COMMISSSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amerndment No. )

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WATERSTONE FINANCIAL, INC.
______________________________________

(Name of Registrant as Specified In Its Charter)
______________________________________

(Name of Person(s) Filing Proxy Statement

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TABLE OF CONTENTS

WATERSTONE FINANCIAL, INC.
PROXY STATEMENT
SOCICITATION AND VOTING
BENEFICIAL OWNERSHIP OF COMMON STOCK
PROPOSAL 1 - THE ELECTION OF DIRECTORS
BOARD MEETINGS AND COMMITTEES
COMPENSATION DISCUSSION AND ANALYSIS
PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
SUMMARY OF COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT YEAR-END
OPTION EXERCISED AND STOCK VESTED
OTHER BENEFIT PLANS
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS WITH WATERSTONE FINANCIAL
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS AND NOTICES

April 1, 2013

Dear Fellow Shareholder,

We invite you to attend the Waterstone Financial, Inc. Annual Meeting of Shareholders, which will be held at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin at 9:00 a.m., Central Time, on Tuesday, May 21, 2013.

We are once again furnishing proxy materials to our shareholders over the internet, as permitted by rules adopted by the Securities and Exchange Commission.  You may read, print and download our 2012 Annual Report to Shareholders on Form 10-K and our Proxy Statement at www.proxyvote.com.  On April 1, 2013, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares online.  The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail.  If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the internet.

You may vote your shares by internet, by telephone, by regular mail or in person at the Annual Meeting.  Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting.  Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning our activities and operating performance.

On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted.

Sincerely,
DOUGLAS S. GORDON
Chief Executive Officer

WATERSTONE FINANCIAL, INC.

11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
 (414) 761-1000
______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 TO BE HELD ON MAY 21, 2013
_____________________________

To the Shareholders of Waterstone Financial, Inc.:

The 2013 annual meeting of shareholders of Waterstone Financial, Inc. will be held on Tuesday, May 21, 2013, at 9:00 a.m., Central Time, at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin for the following purposes:
(1)	Electing one director to serve for a term expiring in 2016;
(2)	An advisory, non-binding resolution to approve to the executive compensation described in the Proxy Statement;
(3)	Ratifying the selection of KPMG LLP as Waterstone Financial, Inc.'s independent registered public accounting firm; and
(4)	Transacting such other business as may properly come before the annual meeting or any adjournment thereof.

The board of directors has fixed the close of business on March 25, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only shareholders of record at the close of business on that date will be entitled to vote at the annual meeting.  Lamplighter Financial, MHC, our mutual holding company, owns 74% of our outstanding shares and intends to vote its shares in favor of the proposals described in this Proxy Statement.
We call your attention to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting.  Please read it carefully.
By Order of the Board of Directors

William F Bruss Senior Vice President and Secretary
Wauwatosa, Wisconsin
April 1, 2013

PROXY STATEMENT
WATERSTONE FINANCIAL, INC.
11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
 (414) 761-1000
______________________
SOLICITATION AND VOTING
This Proxy Statement and accompanying Proxy Card are furnished to the shareholders of Waterstone Financial, Inc. ("Waterstone Financial" or the "Company") in connection with the solicitation of proxies by the Waterstone Financial board of directors for use at the annual meeting of shareholders on Tuesday, May 21, 2013, and at any adjournment of the meeting.  The 2012 Annual Report on Form 10‑K is attached to the Proxy Statement and contains business and financial information concerning us.  Our proxy materials are being made available to shareholders on or about April 1, 2013.
Record Date and Meeting Information.  The board of directors has fixed the close of business on March 25, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only holders of record of our common stock, the only class of voting stock of Waterstone Financial outstanding, on the record date are entitled to notice of and to vote at the annual meeting.  Each share of common stock is entitled to one vote.  At the record date, there were 31,348,556 shares of common stock issued and outstanding.
The board of directors of Waterstone Financial knows of no matters to be acted upon at the annual meeting other than as set forth in the notice attached to this Proxy Statement.  If any other matters properly come before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the proxy to vote such proxies in accordance with their best judgment on such matters.
Voting Your Shares.  Any shareholder entitled to vote at the annual meeting may vote either in person, by a properly executed proxy or online as described in the notice to shareholders and the proxy card.  Shares represented by properly executed proxies received by Waterstone Financial will be voted at the annual meeting, or any adjournment thereof, in accordance with the terms of such proxies, unless revoked.  Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.
A shareholder may revoke a proxy at any time prior to the time when it is voted by filing a written notice of revocation with our corporate secretary at the address set forth above, by delivering a properly executed proxy bearing a later date, using the internet or telephone voting options explained on the Proxy Card, or by voting in person at the annual meeting.  Attendance at the annual meeting will not in itself constitute revocation of a proxy.  If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the annual meeting.

Shares in Employee Plans.  Any shareholder who owns shares through an allocation to that person's account under the WaterStone Bank Employee Stock Ownership Plan (the "ESOP") will receive a separate Proxy Card to instruct the ESOP's Trustee how to vote those shares.  The ESOP Trustee, BMO Harris Bank N.A., will vote shares allocated to that person's ESOP account in accordance with the participant's instructions.  The ESOP administrator may vote, in its discretion, unallocated ESOP shares and any allocated ESOP shares which are not voted by the individuals to whom they are allocated.  It is expected that those shares will be voted for all nominees and proposals.
Shares Held by Charitable Foundation.  Under applicable regulations and the terms of the Plan of Reorganization pursuant to which WaterStone Bank (the "Bank") converted into the mutual holding company form, the Waukesha County Community Foundation, Inc. must vote all shares of Waterstone Financial common stock held by it in the same ratio as all other shares of Waterstone Financial voted on each proposal by Waterstone Financial shareholders.  On the record date, the Waukesha County Community Foundation held 19,334 shares of Waterstone Financial common stock.
Quorum and Required Vote.  A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum of shareholders at the annual meeting.  Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum.  The inspector of election appointed by the board of directors will count the votes and ballots at the annual meeting.
As to the election of directors, shareholders may vote "FOR" or "WITHHELD" as to each or all of the nominees.  A plurality of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote is required for the election of directors.  In other words, the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors in a class to be chosen at the annual meeting.  With respect to the election of directors, any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.
As to the ratification of auditors, shareholders may vote "FOR", "Against" or may "ABSTAIN" from voting on the matter.  The affirmative vote of a majority of shareholders present at the annual meeting in person or by proxy is required to ratify KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2013, without regard to broker non-votes or proxies marked "ABSTAIN".
As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a shareholder may:  (i) vote "FOR" the resolution; (ii) vote "AGAINST" the resolution; or (iii) "ABSTAIN" from voting on the resolution.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on Waterstone Financial, Inc. or the board of directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on Waterstone Financial, Inc. or the board of directors.
Lamplighter Financial MHC owns 74% of the outstanding shares of Waterstone Financial common stock.  Lamplighter Financial MHC intends to vote all of its shares in favor of the proposals which means that passage of all items is assured.
Expenses and Solicitation.  We will pay expenses in connection with the solicitation of proxies.  Proxies will be solicited principally by mail, but may also be solicited by our directors, officers and other employees in person or by telephone, facsimile or other means of communication.  Those directors, officers and employees will receive no compensation therefor in addition to their regular compensation, but may be reimbursed for their related out-of-pocket expenses.  Brokers, dealers, banks, or their nominees, who hold common stock on behalf of another will be asked to send proxy materials and related documents to the beneficial owners of such stock, and we will reimburse those persons for their reasonable expenses.

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table provides the beneficial ownership of shares of common stock of Waterstone Financial held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock as of March 25, 2013.
Name of Beneficial Owner	Total Shares Beneficially Owned (1)(2)	Percent of All Common Stock Outstanding
Rebecca M. Arndt	61,828	*
William F. Bruss	105,958	*
Thomas E. Dalum	98,351	*
Eric J. Egenhofer	49,635	*
Douglas S. Gordon	434,511	1.39%
Michael L. Hansen	240,844	*
Richard C. Larson	130,009	*
Patrick S. Lawton	201,953	*
Stephen J. Schmidt	76,500	*

All directors and executive officers as a group (9 persons) (3)	1,551,892	4.95%

Lamplighter Financial, MHC 11200 West Plank Court Wauwatosa, Wisconsin 53226	23,050,183	73.5%
______________________

*	Less than 1%.
(1)
Unless otherwise noted, the specified persons have sole voting and dispositive power as to the shares. Number of shares identified as indirect beneficial ownership with shared voting and dispositive power: Ms. Arndt – 10,440; Mr. Bruss – 19,458; Mr. Dalum – 23,351; Mr. Gordon – 35,882; Mr. Hansen – 170,000; Mr. Larson – 21,509; Mr. Lawton – 19,600; group – 452,543.  See also note (3) below.

(2)
Includes the following shares underlying options which are exercisable within 60 days of March 25, 2013: Mr. Egenhoefer – 20,000; Ms. Arndt – 29,000; Messrs. Dalum, Hansen, Lawton and Schmidt – 50,000 shares each; Mr. Larson – 56,000; Mr. Bruss – 57,000; Mr. Gordon – 250,000; all directors and executive officers as a group – 612,000.

(3)
The total for the group (but not any individual) includes 152,303 unallocated shares held in the employee stock ownership plan, as to which voting and dispositive power is shared. As administrator, WaterStone Bank (through its board) may vote, in its discretion, shares which have not yet been allocated to participants. Participants may vote the shares allocated to their accounts; the administrator will vote unvoted shares in its discretion. Allocated shares are included only if allocated to named executive officers, in which case they are included in those individuals' (and the group's) beneficial ownership.

The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this Proxy Statement.  It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

PROPOSAL 1  – THE ELECTION OF DIRECTORS
The charter provides that the number of directors of Waterstone Financial, Inc. shall be between five and 15, as determined by the board of directors and set forth in our bylaws.  At each annual meeting the term of office of one class of directors expires and a class of directors is elected to serve for a term of three years and until their successors are elected and qualified.  Mr. Dalum, the director whose term expires at the annual meeting, is being nominated for re-election as a director for a term expiring in 2016.  Shares represented by proxies will be voted FOR the election of the nominee unless otherwise specified by the executing shareholder.  If the nominee declines or is unable to act as a director, which we do not foresee, proxies may be voted with discretionary authority for a substitute nominee designated by the board.
Information regarding the nominee and the directors whose terms continue is set forth in the following table.  The board of directors unanimously recommends that shareholders vote FOR the election of the director nominee listed below.
Name and Age	Principal Occupation and Business Experience (1)	Director Since (2)

	Nominee for Term expiring in 2016

Thomas E. Dalum, 72 (4)(5)(6)	Former chairman and CEO of UELC, an equipment leasing company and of DUECO, an equipment manufacturer and distributor. Mr. Dalum brings a strong entrepreneurial background, an outstanding history of community involvement and public service plus more than 30 years of experience as a member of the Waterstone Financial board of directors. Mr. Dalum has a B.A. from the University of Notre Dame and an M.B.A. from Northwestern University.	1979

	Continuing Directors - Terms expiring in 2015

Douglas S. Gordon, 55	Chief Executive Officer and President of Waterstone Financial and WaterStone Bank since January 2007; President and Chief Operating Officer of WaterStone Bank prior to 2007 and beginning in 2005; Real estate investor. Mr. Gordon brings extensive prior banking experience as an executive officer at M&I Bank and at Security Savings Bank. He has extensive firsthand knowledge and experience with the Company's lending markets and its customers. Mr. Gordon has a B.A. from the University of Wisconsin – Parkside and an M.B.A. from Marquette University.	2005

Patrick S. Lawton, 56 (3)(4)(5)(6)	Managing Director of Fixed Income Capital Markets for Robert W. Baird & Co., Incorporated. As an R.W. Baird Managing Director, Mr. Lawton brings his investment portfolio expertise to the board of directors. Mr. Lawton has a B.S.B.A. and an M.B.A. from Marquette University.	2000

	Continuing Directors - Terms expiring in 2014

Michael L. Hansen, 61 (4)(5)(6)	Business investor; current significant ownership interest in Jacsten Holdings LLC, Mid-States Contracting, Inc., and Midwest Metals LLC. In addition to extensive entrepreneurial experience, Mr. Hansen is a C.P.A. with 13 years of audit and tax experience at an international public accounting firm. Mr. Hansen brings this experience to the board of directors and to the audit committee in particular. Mr. Hansen has a B.B.A. from the University of Notre Dame.	2003

Stephen J. Schmidt, 51 (4)(5)(6)	President of Schmidt and Bartelt Funeral and Cremation Services. Mr. Schmidt has solid entrepreneurial experience and extensive community contact throughout the communities served by WaterStone Bank. Mr. Schmidt has an Associates Degree from the New England Institute and a B.A. from the University of Wisconsin – Stevens Point.	2002

_________________

(1)  Unless otherwise noted, all directors have been employed in their respective principal occupations listed for at  least the past five years.
(2)  Indicates the date when director was first elected to the board of WaterStone Bank.  Each of these persons became a director of Waterstone Financial in 2005.
(3)  Chairman of the Board and of WaterStone Bank, effective January 1, 2007.
(4)  Member of the Compensation Committee, of which Mr. Lawton is Chairman.
(5)  Member of the Nominating Committee, of which Mr. Schmidt is Chairman.
(6)  Member of the Audit Committee, of which Mr. Hansen is Chairman.

Information regarding named executive officers who are not directors of Waterstone Financial is set forth in the following table.  Each of these individuals has held the position listed below for at least the past five years.

Name and Age	Offices and Positions with Waterstone Financial and WaterStone Bank	Executive Officer Since
Richard C. Larson, 56	Chief Financial Officer and Senior Vice President of Waterstone Financial and of WaterStone Bank	1990
William F. Bruss, 43	General Counsel, Senior Vice President and Secretary of Waterstone Financial and of WaterStone Bank	2005
Rebecca M. Arndt, 45	Vice President – Retail Operations of WaterStone Bank previously First Vice President, Retail Banking at Ozaukee Bank	2006
Eric J. Egenhoefer, 37	President of Waterstone Mortgage Corporation	2008

Board Meetings and Committees
The Waterstone Financial board of directors met eight times during the year ended December 31, 2012 on behalf of Waterstone Financial and an additional 12 times in their capacity as directors of WaterStone Bank. The board of directors consists of a majority of "independent directors" within the meaning of the NASDAQ corporate governance listing standards.  The board of directors has determined that Messrs. Dalum, Hansen, Lawton and Schmidt are "independent" directors within the meaning of such standards.  In evaluating the independence of our independent directors, we found no transactions between us and our independent directors that are required to be reported in this Proxy Statement and that had an impact on our determination as to the independence of our directors.  Therefore, all members of the Audit, Compensation and Nominating Committees are "independent."  As part of their meetings, independent directors regularly met without management or non-independent directors present.  Directors attended all meetings of the board and meetings of the committees of the board on which such director served during the year with two exceptions.  Mr. Lawton was excused from an Audit Committee meeting on March 6, 2012 and Mr. Dalum was excused from the WaterStone Bank board meeting and the Audit Committee meeting both on February 21, 2012.
The Audit Committee met eight times during the year ended December 31, 2012.  The board of directors has determined that each member of the Audit Committee meets not only the independence requirements applicable to the committee as prescribed by the NASDAQ corporate governance listing standards, but also by the Securities and Exchange Commission.  On behalf of the Audit Committee, Mr. Hansen, its chair, also regularly consults with the Waterstone Financial independent registered public accounting firm about the Waterstone Financial periodic public financial disclosures.  The board believes that all of the members of the Audit Committee have sufficient experience, knowledge and other personal qualifications to be "financially literate" and to be active, effective and contributing members of the Audit Committee.  Mr. Hansen has been designated an "audit committee financial expert" pursuant to the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission regulations.  See also "Report of the Audit Committee" for other information pertaining to the Audit Committee.
The Compensation Committee, chaired by Mr. Lawton, held four meetings during the year ended December 31, 2012.  Each member of the Compensation Committee is considered independent as defined in the NASDAQ corporate governance listing standards.  The Compensation Committee has the responsibility for and authority to either establish or recommend to the board: compensation policies and plans; salaries, bonuses and benefits for all officers; salary and benefit levels for employees; determinations with respect to stock options and restricted stock awards; and other personnel policies and procedures.  The Compensation Committee has the authority to delegate the development, implementation and execution of benefit plans to management.  See also "Compensation Discussion and Analysis" and "Compensation Committee Interlocks and Insider Participation" for other information pertaining to the Compensation Committee.
The Nominating and Corporate Governance Committee, chaired by Mr. Schmidt, held one meeting during the year ended December 31, 2012.  Each member of the nominating committee is considered "independent" as defined in the NASDAQ corporate governance listing standards.  Our board of directors has adopted a written charter for the nominating committee.

The functions of the nominating committee include the following:

•	to lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareholder approval;
•	to review and monitor compliance with the requirements for board independence;
•	to review the committee structure and make recommendations to the board of directors regarding committee membership; and
•	to develop and recommend to the board of directors for its approval a set of corporate governance guidelines.

The nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service.  Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective.  If any member of the board of directors does not wish to continue in service, or if the committee or the Board decides not to re-nominate a member for re-election, or if the size of the board of directors is increased, the nominating committee would solicit suggestions for director candidates from all board members.

Qualifications of director candidates are described in the Appendix to the Nominating and Corporate Governance Committee Charter.  Factors considered include strength of character, honesty and integrity, an inquiring and independent mind, judgment, skill, diversity, education, experience with businesses and other organizations, the interplay of the candidates' experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the board and its committees.  Nominees must have a background which demonstrates an understanding of business and financial affairs and the complexities of a business organization.  Although a career in business is not essential, the nominee should have a proven record of competence and accomplishments through leadership in industry, education, the professions or government.  Areas of core competency that should be represented on the board as a whole include accounting and finance, business judgment, management, crisis response, industry knowledge, leadership and strategic vision.

The nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert."

The Nominating and Corporate Governance Committee will consider proposed nominees whose names are submitted to it by shareholders, and it does not intend to evaluate proposed nominees differently depending upon who has made the proposal.  Shareholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 11200 W Plank Ct, Wauwatosa, WI 53226.  The Corporate Secretary must receive a submission not more than 110 days and not less than 80 days prior to the date of our next annual meeting.  The submission must include the following information:

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by the nominating committee;
•
the name and address of the shareholder as they appear on our books and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

•	a statement of the candidate's business and educational experience;
•	such other information regarding the candidate as would be required to be included in the Proxy Statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between us and the candidate;
•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a shareholder for presentation at an annual meeting of shareholders will also need to comply with any additional procedural and informational requirements we may adopt in the future, including those set forth in "Shareholder Proposals and Notices."
Waterstone Financial has adopted charters for the Audit, Compensation and Nominating and Corporate Governance Committees.  We will continue to respond to and comply with SEC and NASDAQ Stock Market requirements relating to board committees.  Copies of the charters for our Audit, Compensation and Nominating and Corporate Governance Committees (including director selection criteria) and other corporate governance documents can be found on our website, at www.wsbonline.com, on the "Resources" tab under the link "Investor Relations-Corporate Governance."  If any of those documents are changed, or related documents adopted, those changes and new documents will be posted on our corporate website at that address.

Other Board and Corporate Governance Matters

Board Leadership Structure and Risk Oversight Role.    The role of chairman of the board of directors and chief executive officer/president of the Company are not currently held by the same person.  The chairman of the board has never been an officer or employee of the Company or the Bank.  The foregoing structure is not mandated by any provision of law or our articles of incorporation or bylaws, but the board of directors currently believes that this structure provides for an appropriate balance of authority between management and the board.  The board of directors reserves the right to establish a different structure in the future.
The board of directors of the Company, all of the members of which are also members of the board of directors of the Bank, is actively involved in the Company's and Bank's risk oversight activities, through the work of numerous committees of the Company and Bank, and the policy approval function of the board of directors of the Bank.
Communications between Shareholders and the Board.  A shareholder who wants to communicate with the board of directors or with any individual director can write to our Corporate Secretary at 11200 W Plank Ct, Wauwatosa, WI 53226, Attention:  Board Administration.  The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:
•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

 Director Attendance at Annual Shareholders' Meeting.  Waterstone Financial expects all of its directors to attend the annual meeting of shareholders.  Last year, all directors attended our annual meeting of shareholders.
Code of Ethics.  Waterstone Financial has adopted a code of business conduct and ethics that reflects current circumstances and SEC and NASDAQ definitions for such codes.  The code of business conduct and ethics covers us, WaterStone Bank and other subsidiaries.  Among other things, the code of business conduct and ethics includes provisions regarding honest and ethical conduct, conflicts of interest, full and fair disclosure, compliance with law, and reporting of and sanctions for violations.  The code applies to all directors, officers and employees of Waterstone Financial and subsidiaries.  We have posted a copy of the code of business conduct and ethics on our corporate website, at www.wsbonline.com, on the "Resources" tab under the link "Investor Relations-Corporate Governance."  As further matters are documented, or if those documents (including the code of business conduct and ethics) are changed, waivers from the code of business conduct and ethics are granted, or new procedures are adopted, those new documents, changes and/or waivers will be posted on the corporate website at that address.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy.  The primary objectives of our executive compensation programs are to attract and retain highly-qualified executives, encourage extraordinary management effort through well-designed incentive opportunities and contribute to the short- and long-term interests of our shareholders. Executive compensation includes base salary, discretionary bonus and equity incentive awards. The programs are intended to reward the accomplishment of strategic plan goals and objectives as evaluated by members of the compensation committee.  They are further intended to reward enhanced shareholder value as measured by share price.

Base Salary.  In determining the base salary of executive officers, the committee reviewed, among other things, third party surveys of peer institutions, the historical compensation of those officers under review and performance measures of Waterstone Financial and its subsidiaries.  The compensation committee's executive base salary review and analysis for 2012 resulted in an 85.7% increase in base salary from 2011 for the Chief Executive Officer.  The significant increase was primarily the result of the lack of stock incentives available to replace grants awarded in 2007 that vested in prior years.  Total 2011 compensation expense as reported in the audited Waterstone Financial, Inc. consolidated financial statements included Chief Executive Officer stock incentive expense of $604,100.  The calendar 2012 average increase for the other named WaterStone Bank executive officers was 1.9%.  The compensation committee concluded that the level of base salary did not need to be further raised in order to accomplish the objectives noted above.  Base salary for the president of the mortgage banking subsidiary was increased by 23.6% in 2012 based on the subsidiary's 2011 operating performance.    The Compensation Committee commissioned Verisight to perform a third-party compensation analysis in 2011 to be used as the basis of for determining both WaterStone Bank executive and director compensation for calendar 2012.
Bonus.  Bonus amounts have historically been determined on a discretionary basis following a review of our performance and that of the executive in question.  As a result of the net income generated in 2012, the compensation committee awarded bonus compensation to all WaterStone Bank executives.  A $350,000 bonus was awarded to the Chief Executive Officer as compensation for significant improvement to operating performance achieved by the Company in 2012.  Discretionary bonuses averaging 13.4% of base salary were awarded to other named Bank executives in 2012 in recognition of the significant operating performance achieved by the Company.  No bonuses were awarded to named Bank executives in 2011 or 2010.   During 2010, the compensation committee established a bonus formula for the President of Waterstone Mortgage Corporation based on the level of pretax income generated by the subsidiary as adjusted for specified intercompany transactions.  His bonuses were determined by that formula as revised for 2012.
Equity Incentives.  The Compensation Committee believes that equity-based compensation can provide an important incentive to executive officers while also aligning their interests with those of shareholders, since the value of the compensation will depend upon stock price performance.  The Employee Stock Ownership Plan, initially established in 2005, and the 2006 Equity Incentive Plan, approved by shareholders in May 2006, provide certain equity-based incentive compensation.  Both restricted stock awards and option awards were granted to directors and Bank executive officers in January 2007 and were reported as a component of their total compensation for 2007.  The Compensation Committee targeted long-term equity incentives at approximately one-third of total annual compensation for executive management.  With regard to the chief executive officer, the Compensation Committee targeted long-term equity incentives at more than half of total annual compensation.  The allocation between the restricted stock awards and the option awards was generally an equal split.  This is especially true for newly employed executives.  For those executives that remain with us throughout the vesting period and who are fully vested in our other benefit plans, the allocation between restricted stock awards and option awards was more heavily weighted to the restricted stock awards.  Dividends declared on our stock are paid to the holders of both vested and unvested restricted stock awards.
The initial grants of restricted stock awards and option awards under the 2006 Equity Incentive Plan were made to WaterStone Bank executives on January 5, 2007 and all of those awards vested on or before January 5, 2012.  A second significant grant of restricted stock and option awards was made to WaterStone Bank executives on January 4, 2012.  The Chief Executive Offer and the non-employee Directors were not eligible for awards in connection with the second grant due to regulatory limitations.  Total 2011 compensation expense reported in the audited Waterstone Financial, Inc. consolidated financial statements included equity compensation expense of $1,087,380 for the Chief Executive Officer and all non-employee directors.  There is no comparable expense reported in 2012.   Both the 2007 and the 2012 grant dates were prior to the availability of fourth quarter operating information and were more than a month prior to our fourth quarter earnings release.  The grant price and the exercise price of the option awards granted were equal to the closing market price for our shares of common stock on the grant dates.  The equity incentive elements of total compensation very clearly tie to the compensation committee's objectives of executive retention due to the vesting schedules and to enhanced shareholder value due to the tie to our share value.  A stock option award was granted to Mr. Egenhoefer on October 20, 2010.  The grant price and the exercise price of the option awards granted were equal to the closing market price for our shares of common stock on the grant date.
In the event of a change in control, the unvested equity incentive awards held by each recipient will vest automatically.  Vested awards may be immediately cancelled and paid out in cash or stock based upon the highest fair market value per share of the stock during the 60-day period immediately preceding cancellation. A second-step conversion of our mutual holding company to stock form will not be considered a change in control.
The Employee Stock Ownership Plan is a tax-qualified retirement plan that benefits all eligible WaterStone Bank employees proportionately.  The Employee Stock Ownership Plan replaced the Bank's defined benefit pension plan and is not separately considered in the review and evaluation of annual executive compensation.  Employee Stock Ownership Plan allocations are made annually as of December 31 to all eligible Bank employees.  An employee must complete a full year of service and be employed by us on December 31 in order to receive an annual allocation each year.  In the event of plan termination, all allocated benefits become fully vested immediately.  Dividends paid with respect to shares of our stock allocated to participant accounts shall be used to repay any Employee Stock Ownership Plan loan or credited proportionately to participant accounts.
Our chief executive officer had an active role in working with the compensation committee to develop overall, long-term compensation programs.  All final decisions were made exclusively by the compensation committee.

Chief Executive Officer Compensation.  Base salary and bonus paid to Douglas S. Gordon for the year ended December 31, 2012 increased by 169.0% as a result of the significant improvement in the Company's operating performance combined with the lack of stock incentive compensation available.    That increase is exclusive of equity incentive compensation.  Total 2011 compensation expense reported in the Waterstone Financial, Inc. consolidated financial statements included Chief Executive Officer stock incentive expense of $604,100.  There was no comparable expense reported in 2012.  Mr. Gordon's long-term commitment to us is supported by the equity incentive awards issued in 2007 that vested over the five years ended January 5, 2012.  Regulatory limitations on restricted stock and stock option grants made to the Chief Executive Officer mean that there are minimal equity incentive awards remaining in the 2006 Equity Incentive Plan that can be granted to Mr. Gordon.

Say-on-Pay.  In accordance with the rules of the Securities and Exchange Commission, at our 2012 Annual Meeting of Shareholders, we held an advisory, non-binding vote to approve the compensation of our Named Executive Officers as described in the proxy statement (commonly referred to as a "Say-on-Pay Vote"), which vote received an overwhelming majority of the votes cast in favor of the proposal.  At our 2011 annual meeting of stockholders, our shareholders recommended that we hold a "Say-on-Pay Vote on an annual basis.  Our Compensation Committee considered the recommendation of the shareholders at our 2012 Annual Meeting of Stockholders in reviewing executive compensation.  In addition, we have determined to include the Say-on-Pay Vote in our proxy materials for each annual meeting of shareholders until the next vote on the frequency of the Say-on-Pay Vote, which will occur no later than our 2017 annual meeting of shareholders.

Compensation Committee Report

The compensation committee has reviewed and discussed the section of this prospectus entitled "Compensation Discussion and Analysis" with management.  Based on this review and discussion, the compensation committee recommended to the board of directors that the "Compensation Discussion and Analysis" be included in this prospectus.

This report has been provided by the compensation committee:
Patrick S. Lawton, Chairman
Thomas E. Dalum
Michael L. Hansen
Stephen J. Schmidt

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer, Principal Financial Officer and the three other most highly compensated executive officers of the Company ("Named Executive Officers") is described above in general and is shown in detail in the Executive Compensation and Compensation Discussion and Analysis sections.  Shareholders are urged to read the Executive Compensation and Compensation Discussion and Analysis sections of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, shareholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the compensation paid to the "named executive officers," as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to Item 402 Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the 2012 compensation tables and narrative discussion is hereby approved.

This advisory vote, commonly referred to as a "say-on-pay" advisory vote, is non-binding on the board of directors.  Although non-binding, the board of directors and the compensation committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourage all shareholders to vote their shares on this matter.  The board of directors and the compensation committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted "FOR" this resolution.

The board of directors unanimously recommends that you vote "FOR" the resolution set forth in Proposal 2.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table shows the compensation of Douglas S. Gordon, our principal executive officer, Richard C. Larson, our principal financial officer and three other executive officers who received total compensation of more than $100,000 during the past fiscal year.  The "Non-equity Incentive Plan Compensation" and "Change in Pension Value and Nonqualified Deferred Compensation Earnings" columns have been omitted because no listed individual earned any compensation during the listed years of a type required to be disclosed in these columns.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Douglas S. Gordon Chief Executive Officer of Waterstone Financial and WaterStone Bank	2012 2011 2010	780,000 420,000 420,000	350,000 — —	— — —	— — —	16,492 16,263 7,320	1,146,492 436,263 427,320
Richard C. Larson Chief Financial Officer of Waterstone Financial and WaterStone Bank	2012 2011 2010	240,000 236,000 233,400	30,000 — —	47,250 — —	37,500 — —	23,796 21,458 19,762	378,546 257,458 253,162
William F. Bruss General Counsel and Senior Vice President of Waterstone Financial and WaterStone Bank	2012 2011 2010	207,200 204,200 196,700	30,000 — —	47,250 — —	43,750 — —	26,288 21,448 18,363	354,488 225,648 215,063
Eric J. Egenhoefer President of Waterstone Mortgage Corporation	2012 2011 2010	247,115 200,000 173,462	879,371 80,000 120,000	— — —	— — 109,000	6,600 5,600 —	1,133,086 285,600 402,462
Rebecca M. Arndt Bank Vice President, Retail Operations	2012 2011 2010	152,000 148,000 145,000	20,000 — —	28,350 — —	25,000 — —	16,893 12,064 18,074	242,243 160,064 163,074
________________________________
(1)
Salary includes amounts contributed by participants in the WaterStone Bank 401(k) Plan.  Mr. Gordon's salary includes 401(k) contributions of $22,500 in 2012, $19,314 in 2011 and $22,000 in 2010.  Mr. Larson's salary includes 401(k) contributions of $5,514 in 2012 and $4,085 in 2011.  Mr. Bruss' salary includes 401(k) contributions of $9,875 in 2012, $5,483 in 2011 and $6,506 in 2010.  Ms. Arndt's salary includes 401(k) contributions of $15,177 in 2012, $14,093 in 2011 and $14,509 in 2010.  Mr. Egenhoefer contributed $16,500 to the Waterstone Mortgage Corp 401(k) Plan in 2010.

(2)
Reflects the aggregate grant-date fair value of the stock and option awards granted during the years shown as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in the valuation of these awards are included in Note 10  to Waterstone Financial's audited financial statements for the years ended December 31, 2012, 2011 and 2010 included in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

(3)
All other 2012 compensation includes Employee Stock Ownership Plan shares valued at $4.02 per share allocated on December 31, 2012 and total $10,263 for Messrs. Gordon and Larson, $9,941 for Mr. Bruss and $7,204 for Ms. Arndt.  Mr. Egenhoefer is not eligible to participate in the Employee Stock Ownership Plan.  All other 2011 compensation includes Employee Stock Ownership Plan shares valued at $2.65 per share allocated on December 31, 2011 and total $7,517 for Mr. Gordon, $7,285 for Mr. Larson, $6,289 for Mr. Bruss and $4,537 for Ms. Arndt.  All other 2010 compensation includes Employee Stock Ownership Plan shares valued at $3.48 per share allocated on December 31, 2010 and total $8,467 for Mr. Gordon, $8,227 for Mr. Larson, $6,922 for Mr. Bruss and $5,105 for Ms. Arndt.  All other compensation also includes club membership dues.  Mr. Gordon's membership dues were expense of $1,498 for 2012, expense of $1,699 for 2011 and a refund of $7,770 for 2010; Mr. Larson's membership dues were $5,280 for 2012, $5,615 for 2011 and $4,960 for 2010; Mr. Bruss' membership dues were $6,884 for 2012, $6,621 for 2011 and $6,411 for 2010; Ms. Arndt's dues were $925 for 2012, and $984 for 2011 and 2010.  All other compensation includes personal use of Company-owned vehicles.  The value of such use amounted to $4,731 in 2012, $7,051 in 2011 and $6,623 in 2010 for Mr. Gordon; $8,253 in 2012, $8,558 in 2011 and $6,575 in 2010 for Mr. Larson; $9,462 in 2012, $8,538 in 2011 and $5,030 in 2010 for Mr. Bruss; $8,765 in 2012, $6,543 in 2011 and $11,985 in 2010 for Ms. Arndt.   Mr. Egenhoefer was paid a car allowance of $6,600 in 2012 and $5,600 in 2011.

Plan-based awards.  The following table sets forth for the year ended December 31, 2012 certain information as to grants of plan-based equity awards.  The awards set forth in the following table vest ratably over a five-year period, and stock options expire if not exercised prior to the end of the tenth year.

GRANTS OF PLAN-BASED AWARDS FOR THEYEAR ENDED DECEMBER 31, 2012
Name	Grant Date	All other stock awards: number of shares or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Richard C. Larson	1/4/12	25,000	—	—	47,250
	1/4/12	—	30,000	1.89	37,500
William E. Bruss	1/4/12	25,000	—	—	47,250
	1/4/12	—	35,000	1.89	43,750
Rebecca M. Arndt	1/4/12	15,000	—	—	28,350
	1/4/12	—	20,000	1.89	25,000

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of December 31, 2012.  All grants were made under our 2006 Equity Incentive Plan.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Douglas S. Gordon	250,000	—	17.67	1/5/2017	—	—
Richard C. Larson	50,000	—	17.67	1/5/2017	25,000	195,000
	—	30,000 (3)	1.89	1/4/2022
William F. Bruss	50,000	—	17.67	1/5/2017	25,000	195,000
	—	35,000 (3)	1.89	1/4/2022
Rebecca M. Arndt	25,000	—	17.67	1/5/2017	15,000	117,000
	—	20,000 (3)	1.89	1/4/2022
Eric J. Egenhoefer	20,000	30,000 (3)	3.80	10/20/2020	—	—
_______________
(1)
Consists of restricted shares awarded on January 4, 2012 under the 2006 Equity Incentive Plan.  The restricted shares vest in five annual increments of 20% each beginning on the first anniversary of the initial award.

(2)	Based on the $7.80 per share closing price of our common stock on December 31, 2012, the last trading day of the year.
(3)	Options vest in five annual increments of 20% each beginning on the first anniversary of the grant date.

Option Exercises and Stock Vested.  The following table sets forth information with respect to option exercises and stock that vested during the year ended December 31, 2012

OPTION EXERCISES AND STOCK VESTED DURING THE YEAR ENDED DECEMBER 31, 2012
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(1)
Douglas S. Gordon	—	—	20,000	37,800
Richard C. Larson	—	—	3,300	6,237
William F. Bruss	—	—	2,700	5,103
Rebecca M. Arndt	—	—	2,000	3,780
Eric J. Egenhoefer	—	—	—	—
________________________________
(1)	Based on the $1.89 per share closing price of our common stock on January 4, 2012.

Other Benefit Plans
            Employee Stock Ownership Plan and Trust. The Employee Stock Ownership Plan became effective on October 4, 2005.  Employees who are at least 21 years old and who have completed at least one year of service are eligible to participate. The Employee Stock Ownership Plan trust borrowed funds from Waterstone Financial for the purchase of 761,515 shares in the open market, which represented 7.5% of the total Waterstone Financial shares sold in the initial public offering and those contributed to the charitable foundation.

The common stock purchased by the Employee Stock Ownership Plan serves as collateral for the loan. The loan is being repaid principally from WaterStone Bank discretionary contributions to the Employee Stock Ownership Plan over a period of up to 10 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is fixed at 5.0% per annum. Shares purchased by the Employee Stock Ownership Plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the Employee Stock Ownership Plan and shares released from the suspense account in an amount proportional to the repayment of the Employee Stock Ownership Plan loan are allocated among Employee Stock Ownership Plan participants on the basis of their compensation in the year of allocation. Benefits under the plan vest in accordance with a graded vesting schedule providing full vesting after the completion of six years of credited service. A participant's interest in his account under the plan fully vests in the event of termination of service due to a participant's normal retirement, death, or disability. Vested benefits are payable in the form of common stock and/or cash and benefits are generally distributable upon a participant's separation from service.

WaterStone Bank contributions to the Employee Stock Ownership Plan are discretionary, subject to the loan terms and tax law limits. In any plan year, WaterStone Bank may make additional discretionary contributions (beyond those necessary to satisfy the loan obligation) to the Employee Stock Ownership Plan for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders or which constitute authorized but unissued shares or shares held in treasury by Waterstone Financial. The timing, amount and manner of discretionary contributions will be affected by several factors, including applicable regulatory policies, the requirements of applicable laws and regulations and market conditions. WaterStone Bank's contributions to the Employee Stock Ownership Plan are not fixed; therefore, benefits payable under the Employee Stock Ownership Plan cannot be estimated. We are required to record compensation expense each year in an amount equal to the fair market value of the shares committed to be released.  During the year ended December 31, 2012, 76,151 shares were allocated to participants in the Employee Stock Ownership Plan, which resulted in compensation expense of $306,000 for the year ended December 31, 2012.

Plan participants are entitled to direct the plan trustee on how to vote common stock credited to their accounts. The trustee votes all allocated shares held in the Employee Stock Ownership Plan as instructed by the plan participants and unallocated shares and allocated shares for which no instructions are received will be voted by the trustee, subject to the fiduciary responsibilities of the trustee.

The Employee Stock Ownership Plan must meet certain requirements of the Internal Revenue Code and the Employee Retirement Income Security Act. WaterStone Bank received a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the Employee Stock Ownership Plan in 2012.

401(k) Plan. The WaterStone Bank 401(k) Plan and the Waterstone Mortgage Corporation 401(k) Plan are tax qualified plans under Section 401(a) of the Internal Revenue Code with a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.  Bank employees over the age of 18 and Waterstone Mortgage employees over the age of 21 become eligible to make salary reduction contributions to the 401(k) Plan and to receive any matching or discretionary contributions made to the 401(k) Plan by WaterStone Bank or Waterstone Mortgage Corporation on the first of the month following their date of employment.

Participants under age 50 could elect to annually contribute a maximum of $17,000 in calendar year 2012 while participants age 50 and greater could elect a maximum annual contribution of $22,500.  Maximum annual employee contributions are further restricted to 90% of eligible compensation.  WaterStone Bank and/or Waterstone Mortgage Corporation may make discretionary profit sharing contributions to their respective 401(k) Plans but have never done so.  Waterstone Mortgage added a company match component to its plan during 2012 and as a result, contributed $70,000 to the Plan for the year ended December 31, 2012.  Plan participants direct the investment of their accounts in several types of investment funds.  Participants are always 100% vested in their elective deferrals and related earnings.  Participants become vested in any discretionary profit sharing contributions and related earnings in 20% increments, beginning with the completion of two years of service and ending with the completion of six years of service.  Participants are permitted to receive a distribution from the 401(k) Plan only in the form of a lump sum payment.

Director Compensation

Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2012.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2012
Name	Fees earned or paid in cash ($)(1)	Total ($)
Patrick S. Lawton Chairman of the Board; Compensation Committee Chairman	108,000	108,000
Michael L. Hansen Audit Committee Chairman	88,000	88,000
Stephen J. Schmidt Nominating Committee Chairman	80,500	80,500
Thomas E. Dalum Director	80,500	80,500
_____________________
(1)	Includes annual retainer, committee and chairmanship fees.
(2)	As of December 31, 2012, each of Messrs. Lawton, Hansen, Schmidt and Dalum had 50,000 vested but unexercised stock options, respectively, and no unvested stock options, respectively.

In 2012, we paid each non-employee director an annual retainer of $48,000. In addition, annual fees paid to the Chairman of the Board totaled $20,000 while annual fees paid to the Chairman of the Audit Committee totaled $10,000 and the Chairman of the Compensation Committee received $5,000. Each regular non-chairperson member of each of the two committees previously mentioned received an annual fee of $5,000. Director compensation for 2012 also included a $30,000 bonus paid to the Chairman of the Board, a $27,500 bonus paid to the Chairman of the Audit Committee and a $25,000 bonus paid to the other non-employee directors.  Total non-employee director cash compensation increased by $229,000 or 179% over the prior year. Total non-employee director compensation expense as reported in the audited financial statements declined by $254,000, or 42% due to the vesting of all remaining equity incentives originally granted in 2007.  Total 2011 director compensation expense reported in the Waterstone Financial, Inc. consolidated financial statements included stock incentive expense of $483,280.  There was no comparable expense reported in 2012 since all equity incentive awards issued in 2007 vested over the five years ended January 5, 2012.  Regulatory limitations on restricted stock and stock option grants made to directors mean that there are minimal equity incentive awards remaining in the 2006 Equity Incentive Plan that can be granted to non-employee directors.  The Compensation Committee commissioned a third-party compensation analysis in 2011 to be used as the basis of for determining both WaterStone Bank's and Waterstone Financial's executive and director compensation for calendar 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, Waterstone Financial directors, its executive officers and any person holding more than 10% of the common stock are required to report their initial ownership of the common stock and any change in that ownership to the SEC.  Specific due dates for these reports have been established and we are required to disclose in this Proxy Statement any failure to file such reports by these dates during the last year.  We believe that all of these filing requirements were satisfied on a timely basis for the year ended December 31, 2012.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of the Compensation Committee was an officer or employee of Waterstone Financial, WaterStone Bank or any subsidiary, nor did any of them have any other reportable interlock.
CERTAIN TRANSACTIONS WITH WATERSTONE FINANCIAL
WaterStone Bank has had, and expects to continue to have, regular business dealings with its officers and directors, as well as their associates and the firms which they serve.  Our historical policy has been that transactions with our directors and executive officers be on terms that are no more beneficial to the director or executive officer than we would provide to unaffiliated third parties.  Under our policies and procedures, all of our transactions with officers and directors require review, approval or ratification by the board of directors.  Directors and executive officers, and their associates, regularly deposit funds with WaterStone Bank.  The deposits are made on the same terms and conditions which are offered to other depositors.
In the ordinary course of business, WaterStone Bank makes loans available to its directors, officers and employees.  After six months of continuous employment, full-time employees of WaterStone Bank were entitled to receive a mortgage loan at a reduced interest rate, consistent with applicable laws and regulations.  In December 2005, the Board discontinued the employee loan program for employee loans originated after March 31, 2006.  Employee loans at reduced interest rates originated on or before March 31, 2006 continue on their same terms.

The chart below lists the named executive officers who participated in the employee mortgage loan program during the year ended December 31, 2012 and certain information with respect to their loans.  No directors or other executive officers of Waterstone Financial participated in the employee mortgage loan program during the year ended December 31, 2012.

Name	Largest Aggregate Balance 01/01/12 to 12/31/12	Interest Rate	Non-employee Interest Rate	Principal Balance 12/31/12	Principal Paid 01/01/12 to 12/31/12	Interest Paid 01/01/12 to 12/31/12

Richard C. Larson	$283,171	2.06%	5.75%	$272,457	$10,714	$5,779
William F. Bruss	$281,517	2.06%	5.50%	$271,866	$9,651	$5,754

At the time of termination of employment with WaterStone Bank, the interest rate will be adjusted to the non-employee interest rate as set forth in the mortgage note.
Management believes that these loans neither involve more than the normal risk of collection nor present other unfavorable features.  Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees.  Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors.  The interest rate on loans to directors and officers is the same as that offered to other employees.

Other than described above, since January 1, 2012, the beginning of our last fiscal year, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors, executive officers or 5% or more shareholders have a direct or indirect material interest.

REPORT OF THE AUDIT COMMITTEE
The audit committee of the Waterstone Financial board of directors was created in accordance with Section 3(a)(58)(a) of the Exchange Act.  The audit committee's functions include meeting with our independent registered public accounting firm and making recommendations to the board regarding the independent registered public accounting firm; assessing the adequacy of internal controls, accounting methods and procedures; review of public disclosures required for compliance with securities laws; and consideration and review of various other matters relating to the our financial accounting and reporting.  No member of the audit committee is employed by or has any other material relationship with us other than as a customer or shareholder.  The members are "independent" as defined in Rule 5605(a)(2) of the NASDAQ listing standards.  The board of directors has adopted a written charter for the audit committee which can be found on our website.
In connection with its function to oversee and monitor our financial reporting process, the audit committee has done the following:
•	reviewed and discussed the audited financial statements for the year ended December 31, 2012 with management;
•	discussed with KPMG LLP, our independent registered public accounting firm, those matters which are required to be discussed by Statements on Auditing Standards, AU §380; and
•	received the written disclosures and the letter from KPMG LLP required by the Public Company Accounting Oversight Board and has discussed with KPMG LLP its independence.

This report has been provided by the audit committee:
Michael L. Hansen, Chairman
Thomas E. Dalum
Patrick S. Lawton
Stephen J. Schmidt

Based on the foregoing, the audit committee recommended to the board that those audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.  In addition, the audit committee also considered the fees paid to KPMG LLP for services provided by KPMG during year ended December 31, 2012.

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP has audited the books and records of Waterstone Financial as of and for the year ended December 31, 2012; and has served as the Bank's principal independent accountant since March 12, 2004.  Representatives of  KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.
The Audit Committee of the Board of Directors has selected KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2013.  We are submitting the selection of independent registered public accountants for shareholder ratification at the annual meeting.
If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP, but may still retain them.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
The following table presents the aggregate fees for professional services by KPMG LLP for the years ended December 31, 2012 and 2011.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit Fees(1)	$220,000	$220,000
Other(2)	-	-
Total	$220,000	$220,000
_____________
(1)	Audit fees consist of professional services rendered by KPMG LLP for the audit of our financial statements and review of our Forms 10-Q.
(2)	None.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

SHAREHOLDER PROPOSALS AND NOTICES
Shareholder proposals must be received by the Secretary of Waterstone Financial, William F. Bruss, no later than December 2, 2013 in order to be considered for inclusion in next year's annual meeting proxy materials pursuant to SEC Rule 14a-8.
Under SEC rules relating to the discretionary voting of proxies at shareholder meetings, if a proponent of a matter for shareholder consideration (other than a shareholder proposal) fails to notify Waterstone Financial at least 45 days prior to the month and day of mailing the prior year's Proxy Statement, then management proxies are allowed to use their discretionary voting authority if a proposal is raised at the annual meeting, without any discussion of the matter in the Proxy Statement.  Therefore, any such matters must be received by February 14, 2014 in the case of the 2014 annual meeting of shareholders.  Waterstone Financial is not aware of any such proposals for the 2013 annual meeting.
Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting.  For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Secretary.  To be timely a shareholder's notice must be delivered to or mailed and received at our principal executive offices no later than 30 days before the date of the meeting.  A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the shareholder proposing such business, (c) the class and number of shares of Waterstone Financial, Inc. which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business.  The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.  This provision is not a limitation on any other applicable laws and regulations.
By Order of the Board of Directors

William F Bruss Senior Vice President and Secretary

Wauwatosa, Wisconsin
April 1, 2013

We will provide a copy of the Waterstone Financial Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2012 (without exhibits) without charge to any record or beneficial owner of our common stock on the written request of that person directed to:  Richard C. Larson, Chief Financial Officer, Waterstone Financial, Inc., 11200 W. Plank Ct., Wauwatosa, WI  53226.  The 10-K provides a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the SECs website at www.sec.gov.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form

WATERSTONE FINANCIAL, INC. 11200 W PLANK COURT WAUWATOSA, WI 53226
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐
Nominees
01	Thomas E. Dalum
The Board of Directors recommends you vote FOR proposals 2 and 3:						For	Against	Abstain
2.	An advisory, non-binding resolution with respect to our executive compensation.					☐	☐	☐

3.	Ratification of KPMG as the Company's auditors for the year ended December 31, 2013.					☐	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX] Date				Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

REVOCABLE PROXY WATERSTONE FINANCIAL, INC.
ANNUAL MEETING OF SHAREHOLDERS ON MAY 21, 2013
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Waterstone Financial, Inc. (the "Board of Directors"), and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Waterstone Financial, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (the "Meeting") to be held at WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin on Tuesday, May 21, 2013, at 9:00 a.m., and at any and all adjournments and postponements thereof.

THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Waterstone Financial, Inc., at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of Waterstone Financial, Inc. or by duly executing a proxy bearing a later date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form

WATERSTONE FINANCIAL, INC. 11200 W PLANK COURT WAUWATOSA, WI 53226
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐
Nominees
01	Thomas E. Dalum
The Board of Directors recommends you vote FOR proposals 2 and 3:						For	Against	Abstain
2.	An advisory, non-binding resolution with respect to our executive compensation.					☐	☐	☐

3.	Ratification of KPMG as the Company's auditors for the year ended December 31, 2013.					☐	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX] Date				Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

REVOCABLE PROXY WATERSTONE FINANCIAL, INC.
ANNUAL MEETING OF SHAREHOLDERS ON MAY 21, 2013
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Waterstone Financial, Inc. (the "Board of Directors"), and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Waterstone Financial, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (the "Meeting") to be held at WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin on Tuesday, May 21, 2013, at 9:00 a.m., and at any and all adjournments and postponements thereof.

THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

As a participant in the WaterStone Bank ESOP (the "Plan"), you have the right to direct BMO Financial Group f/k/a Marshall & Ilsley Trust Company N.A., the Trustee of the Plan, how to vote the shares of Waterstone Financial, Inc. held for you in the Plan. These shares will be voted at the Annual Meeting of Shareholders or at any and all adjournments or postponements of the Annual Meeting. To give your voting instructions to the Trustee, please complete and return the enclosed voting card. A return envelope is provided for your convenience. If your instructions are not received by May 17, 2013 or if you do not respond, the Trustee will decide how to vote the shares held for you in the Plan. The Trustee will vote these shares as you direct unless doing so would violate the Employee Retirement Income Security Act. The Plan Sponsor will not be informed as to how you or any other participant has directed the Trustee to vote.

Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Waterstone Financial, Inc., at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of Waterstone Financial, Inc. or by duly executing a proxy bearing a later date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 21, 2013

WATERSTONE FINANCIAL, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: March 25, 2013 Date: May 21, 2013 Time: 9:00 AM CDT Location: WaterStone Bank SSB 11200 West Plank Court Wauwatosa, Wisconsin
WATERSTONE FINANCIAL, INC. 11200 W. PLANK COURT WAUWATOSA,WI 53226

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement         2. Form 10-K
How to View Online:

Have the information that is printed in the box marked by the arrow   XXXX  XXXX  XXXX    (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:                                            www.proxyvote.com
2) BY TELEPHONE:                                            1-800-579-1639
3) BY E-MAIL*:                                sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX  XXXX  XXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2013 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    XXXX XXXX XXXX              available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1.  Election of Directors
         Nominees
01  Thomas E. Dalum

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.  An advisory, non-binding resolution with respect to our executive compensation.

3.  Ratification of KPMG as the Company's auditors for the year ended December 31, 2013.

NOTE: In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.